UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2018

Date of reporting period:	May 1, 2017 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Semiannual report
10 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default, and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

December 14, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Municipal Opportunities Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Municipal Opportunities Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 12.

4 Municipal Opportunities Trust

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market environment for municipal bonds during the reporting period?

Municipal bonds advanced along with other rate-sensitive investments as U.S. interest rates fell. Securities with longer maturities outperformed securities with shorter- and intermediate-term maturities due to their long duration and heightened sensitivity to interest rates.

Against this backdrop, municipal bonds outperformed Treasury bonds and the broader U.S. fixed-income markets due to favorable supply/demand dynamics. The pace of new issuance was generally light, especially during the third quarter of 2017. As such, demand outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, spreads were at or close to the narrowest point since the credit crisis during much of the reporting period. That said, overall credit fundamentals remained stable, supply/demand dynamics were favorable, and defaults

Municipal Opportunities Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/17. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Municipal Opportunities Trust

remain low and isolated. Given the favorable economic climate, lower-investment-grade municipal bonds outperformed higher-quality municipal bonds given investor preferences for higher-risk strategies.

On June 14, 2017, the Federal Reserve announced its second interest-rate hike of 2017. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Municipal bonds, along with other rate-sensitive investments, rallied following these more dovish statements.

In September, Fed chair Janet Yellen’s comments at the Fed’s policy meeting were somewhat more hawkish, although the Fed left interest rates unchanged. The central bank signaled that, despite recent low levels of inflation, it expected one more rate increase by year-end and envisioned three more increases in 2018. The Fed also reaffirmed its commitment to begin in October reducing its balance sheet, which included over $4 trillion in U.S. Treasury bonds and mortgage-backed securities that it purchased in the years following the 2008 financial crisis.

At the close of the reporting period, the Fed once again maintained its target range of 1% to 1.25% for the federal funds rate. The central bank acknowledged that U.S. economic growth remained solid despite hurricane-related disruptions, and the labor market continued to strengthen. The unemployment rate for October 2017 fell to 16-year lows. Market expectations for a rate hike of a quarter percentage point in December 2017 were high as the period ended despite persistent slow wage growth and low inflation.

How did the fund perform?

For the six months ended October 31, 2017, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and its Lipper peer group average.

What was your investment approach in this environment?

During the period, the municipal bond yield curve flattened. We maintained overweight exposure to lower-rated investment-grade municipal bonds and placed greater focus on higher education, essential service utilities, and continuing-care retirement community bonds relative to the fund’s Lipper group.

We also maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. This underweight exposure added to performance during the period. Puerto Rico was devastated by the recent hurricanes, which made its economic and financial situation even more difficult and could further challenge the debt restructuring process, in our view.

Turning to the economic backdrop in Illinois, on July 6, 2017, the Illinois legislature overrode the governor’s veto of a new budget plan, which included a major income tax increase. After a two-year impasse, we believe the 2018 fiscal-year budget may help relieve some pressure from the credit agencies, which had warned that Illinois’ credit rating was in jeopardy of falling into junk bond status. While challenges remained, investors welcomed news of the override and a balanced budget. Illinois municipal debt rallied, which aided the fund’s performance during the period, as the portfolio had overweight positions in State of Illinois and City of Chicago credits.

While New Jersey also faces large unfunded pension liabilities and a heavy debt burden, the November 2017 gubernatorial election of Phil Murphy provided one-party control for the first time in eight years, which we believe

Municipal Opportunities Trust 7

should facilitate legislative action to stabilize New Jersey’s finances. At period-end, all three major rating agencies had a stable outlook for New Jersey.

As a result of some strategic investment decisions, the fund experienced higher than normal turnover for the period. Following the November 2016 U.S. presidential election, prices of municipal bonds declined and their yields rose, along with other rate-sensitive investments. The sell-off was due to investor concerns that President Trump’s pro-growth agenda might lead to improved growth and possibly an uptick in inflation. We took advantage of the sell-off to add what we viewed as stable credits at attractive prices, which improved the portfolio’s overall credit rating and yield-curve positioning, in our opinion.

What is your outlook as we turn the corner into 2018?

We anticipate steady improvement in the U.S. economic backdrop and believe there is evidence of a continued synchronous pickup in the global economic environment. From a fiscal policy perspective, the market appears to be focused on how much stimulus might come from Washington, and how those initiatives may affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to increase rates a little faster, or conversely, more slowly if fiscal policy proves less stimulative.

Republican leaders released a broad framework of a tax plan just before the close of the period, which included major changes to the tax code. While the Tax Cut and Jobs Act being debated in Congress seeks to eliminate some individual tax breaks, it left the municipal bond tax exemption intact. We do not believe the changes in tax rates will materially affect demand for municipal bonds from individuals. In addition to the tax exemption, we will be watching to see how state and local tax deductions are treated and if advance refundings or private-activity bonds are eliminated or reduced, which could reduce new-issue supply, in our view. All told, while the tax reform bill has yet to be finalized,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Municipal Opportunities Trust

recommendations to date appear constructive for the municipal bond market, in our view.

Looking ahead, we will be closely monitoring the debt ceiling debate; a budget resolution for the next fiscal year; and the confirmation of President Trump’s nomination of Jerome Powell as the next Federal Reserve chair, as Janet Yellen’s current term is due to expire in February 2018. As always, we will continue to rely on in-depth research and our experienced market insights to evaluate new and existing holdings for attractive income and return potential.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Municipal Opportunities Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/17

	Annual
	average
	Life of fund
	(since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.21%	84.97%	6.34%	28.75%	5.18%	17.07%	5.39%	3.38%	5.08%
Market price	5.87	101.81	7.27	23.17	4.26	24.12	7.47	5.20	4.02

Bloomberg Barclays
Municipal Bond Index	5.20	55.28	4.50	15.91	3.00	9.39	3.04	2.19	2.55

Lipper General &
Insured Municipal
Debt Funds	6.14	83.69	6.25	26.44	4.78	15.05	4.77	2.05	3.81
(leveraged closed-end)
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/17, there were 61, 61, 61, 58, 53, and 26 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Municipal Opportunities Trust

Fund price and distribution information For the six-month period ended 10/31/17

Distributions
Number	6
Income[1]	$0.3246
Capital gains[2]	—
Total	$0.3246
	Series B	Series C
Distributions — Preferred shares	(2,876 shares)	(2,673 shares)
Income[1]	$173.65	$175.07
Capital gains[2]	—	—
Total	$173.65	$175.07
Share value	NAV	Market price
4/30/17	$12.98	$12.27
10/31/17	13.31	12.44
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	4.88%	5.22%
Taxable equivalent[4]	8.62	9.22

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average Life
	of fund
	(since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.22%	85.19%	6.36%	29.25%	5.27%	18.18%	5.73%	1.17%	5.58%
Market price	5.93	102.21	7.30	26.92	4.88	27.61	8.47	–0.19	7.91

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Municipal Opportunities Trust 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2017, up to 10% of the fund’s common shares outstanding as of October 7, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust 13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

14 Municipal Opportunities Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Municipal Opportunities Trust 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

16 Municipal Opportunities Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined

Municipal Opportunities Trust 17

by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Muni Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing

18 Municipal Opportunities Trust

the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 62, 62 and 57 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Municipal Opportunities Trust 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Municipal Opportunities Trust

The fund’s portfolio 10/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FHL Banks Coll. Federal Home Loan Banks	rate securities with long-term maturities that carry
System Collateralized	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period. Rates	current interest rate at the close of the reporting
may be subject to a cap or floor. For certain securities,	period. Rates are set by remarketing agents and may
the rate may represent a fixed rate currently in place	take into consideration market supply and demand,
at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
FRN Floating Rate Notes: the rate shown is the current	Index rate, which was 0.92% as of the close of the
interest rate or yield at the close of the reporting period.	reporting period.
Rates may be subject to a cap or floor. For certain
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (140.7%)*	Rating**	Principal amount	Value
Alabama (1.6%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	$2,000,000	$2,389,780
Jefferson, Cnty. Rev. Bonds (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,386,105
5.00%, 9/15/33	AA	275,000	317,680
Lower AL Gas Dist. Rev. Bonds (Gas Project), Ser. A,
5.00%, 9/1/46	A3	1,850,000	2,327,670
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.80%, 5/1/34	Baa2	750,000	824,100
			8,245,335
Arizona (3.9%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	525,341
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	3,025,000	9,042
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	1,700,000	2,044,998
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,294,979
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds
(Banner Hlth.), Ser. A
5.00%, 1/1/41	AA–	2,000,000	2,321,480
4.00%, 1/1/41	AA–	2,380,000	2,470,630
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	350,000	379,127
Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,400,000	2,569,488

Municipal Opportunities Trust 21

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A1	$1,000,000	$1,088,300
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	645,000	679,179
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,350,000	1,675,904
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.,
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,000,000	1,086,510
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	Baa1	500,000	554,080
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds
(Yuma Regl. Med. Ctr.), Ser. A, 5.00%, 8/1/32	A–	2,065,000	2,314,597
			20,013,655
California (19.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/32	BBB+/F	550,000	598,769
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/32	AA–	1,000,000	1,103,040
Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC, zero %, 8/1/23	AA–	1,000,000	896,510
CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5.00%, 10/1/42	Baa1	500,000	543,915
CA State G.O. Bonds
5.50%, 3/1/40	Aa3	7,450,000	8,173,097
5.00%, 4/1/42	Aa3	4,000,000	4,513,520
CA State Edl. Fac. Auth. Rev. Bonds
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	1,220,440
CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	BBB+	400,000	441,628
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.)
5.10%, 6/1/40	A	3,500,000	3,790,850
4.75%, 11/1/46	A	750,000	827,918
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	1,000,000	1,083,910
CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6.125%, 11/1/29 (Prerefunded 11/1/19)	Aaa	1,000,000	1,100,670
(Dept. of Forestry & Fire), Ser. E, 5.00%, 11/1/32	A1	1,575,000	1,580,828
(Capital Projects), Ser. A, 5.00%, 4/1/29	A1	2,000,000	2,273,100
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	479,795
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	Baa3	1,500,000	1,768,695
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.75%, 6/1/47	B3	1,510,000	1,509,970
Ser. A-2, 5.30%, 6/1/37	B	1,000,000	1,009,480
Ser. A-1, 5.125%, 6/1/47	B3	3,970,000	3,922,281
Ser. A-1, 5.00%, 6/1/33	B+	100,000	99,674
Ser. A-1, 5.00%, 6/1/29	BBB	1,000,000	1,167,250

22 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.)
Ser. D, 5.00%, 5/15/40	AA	$3,500,000	$3,805,515
5.00%, 5/15/30	AA	1,000,000	1,145,750
Los Angeles, CA Dept. Wtr. & Pwr. Rev. Bonds, Ser. C.,
5%, 7/1/42 T	Aa2	12,666,730	14,780,201
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4.50%, 1/1/27	A	600,000	647,898
Ser. A, 6.50%, 11/1/39	BBB+	3,000,000	4,262,430
Ser. B, 6.50%, 11/1/39	BBB+	3,000,000	4,262,430
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.),
5.75%, 8/10/18	AAA	2,050,000	2,107,831
North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5.00%, 9/1/30	BBB+	1,250,000	1,417,800
Oakland, Alameda Cnty. Unified School Dist.
G.O. Bonds (Election of 2012), 6.625%, 8/1/38
(Prerefunded 8/1/21)	Aa3	500,000	599,295
Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5.00%, 8/15/30	AA–	635,000	741,223
Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,876,729
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/42	A3	1,320,000	1,430,695
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A2	3,750,000	4,086,263
San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa2	5,000,000	2,237,250
zero %, 7/1/38	Aa2	5,000,000	2,431,250
San Mateo, Union High School Dist. G.O. Bonds
(Election 2010), stepped-coupon zero %
(6.700%, 9/1/28), 9/1/41 ††	Aaa	1,850,000	1,605,874
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds
(Delta Wtr. Supply), Ser. A, 6.25%, 10/1/40	A	875,000	1,068,314
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	285,000	285,881
Univ. of CA Rev. Bonds, Ser. AF, 5%, 5/15/36 T	Aa2	9,000,000	10,398,542
U. of CA Rev. Bonds, Ser. M, 5.00%, 5/15/47	Aa3	1,000,000	1,172,940
			98,469,451
Colorado (2.7%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	Baa2	600,000	681,348
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,750,000	1,913,660
(Valley View Hosp. Assn.), 5.00%, 5/15/40	A–	1,000,000	1,111,350
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,077,000
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa2	1,650,000	1,792,428
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	580,894

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	$950,000	$1,100,100
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(Sr. Libor Index)
FRN Mandatory Put Bonds (9/1/21)
(Sr. Libor Index) Ser. B, 1.883%, 9/1/39	A3	1,400,000	1,421,644
FRN Mandatory Put Bonds (9/1/19)
(Sr. Libor Index) Ser. A, 1.732%, 9/1/39	A3	500,000	503,325
Park Creek, Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	BBB/F	200,000	215,260
Pub. Auth. for CO Energy Rev. Bonds
(Natural Gas Purchase), 6.50%, 11/15/38	Baa1	2,250,000	3,169,373
			13,566,382
Delaware (0.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,100,000	1,188,715
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.92%, 10/1/38	VMIG1	2,000,000	2,000,000
			3,188,715
District of Columbia (1.8%)
DC Rev. Bonds (Howard U.), Ser. A
6.50%, 10/1/41	BBB	1,575,000	1,696,826
U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	25,000	29,345
DC U. Rev. Bonds (Gallaudet U.), 5.50%, 4/1/34	A+	1,000,000	1,110,380
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. C,
5.00%, 10/1/39	AA+	2,000,000	2,321,120
Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
Ser. A, 5.00%, 10/1/39	A2	2,000,000	2,122,180
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,665,074
			8,944,925
Florida (5.2%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	3,000,000	3,244,950
FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr. Supply), Ser. A, 5.00%, 10/1/31	A2	255,000	263,068
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,505,285
Jacksonville, Port Auth. Rev. Bonds, 5.00%, 11/1/38	A2	600,000	647,784
Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5.00%, 11/15/40	A2	1,350,000	1,504,953
Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	340,000	349,931
Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	1,400,000	1,435,574
Miami-Dade Cnty., Rev. Bonds
(Tran. Syst. Sales Surtax), 5.00%, 7/1/42	AA	3,000,000	3,390,210

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Florida cont.
Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5.375%, 10/1/41	A2	$3,000,000	$3,322,020
Ser. A, 5.00%, 10/1/38	A	2,000,000	2,260,320
5.00%, 10/1/28	A2	500,000	581,665
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/40	A2	1,000,000	1,081,760
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,350,000	1,474,929
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	1,000,000	1,125,270
(Lifespace Cmntys, Inc.), Ser. C, 5.00%, 5/15/38	A/F	2,000,000	2,220,960
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	400,475
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.40%, 5/1/37	B+/P	325,000	325,351
			26,134,505
Georgia (5.5%)
Atlanta, Tax Allocation Bonds (Beltline), Ser. B,
5.00%, 1/1/30	A2	1,715,000	2,005,950
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	1,250,000	1,337,800
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6.25%,
11/1/39 (Prerefunded 11/1/19)	Aa2	4,500,000	4,951,845
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	1,350,000	1,497,204
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,050,000	1,108,170
5.00%, 3/1/37	BBB–/F	1,100,000	1,184,579
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Syst.), Ser. B
5.25%, 2/15/45	AA–	1,535,000	1,627,315
U.S. Govt. Coll., 5.25%, 2/15/45
(Prerefunded 2/15/20)	AAA/P	4,965,000	5,415,822
Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39 (Prerefunded 6/15/18)	AAA/P	1,400,000	1,451,002
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,976,875
Richmond Cnty., Hosp. Auth. Rev. Bonds
(U. Hlth. Svcs., Inc.)
5.00%, 1/1/31	A1	2,175,000	2,523,131
5.00%, 1/1/30	A1	770,000	899,037
			27,978,730
Illinois (15.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,920,000	2,202,547
Ser. A, 5.50%, 1/1/39	BBB+	500,000	542,720
Ser. D-05, 5.50%, 1/1/37	BBB+	750,000	814,568
Ser. G-07, 5.50%, 1/1/35	BBB+	3,175,000	3,456,559
Ser. D-05, 5.50%, 1/1/34	BBB+	1,000,000	1,092,580

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, G.O. Bonds
Ser. A, 5.25%, 1/1/33	BBB+	$1,250,000	$1,324,738
Ser. C, 5.00%, 1/1/38	BBB+	1,500,000	1,599,210
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B	2,250,000	2,220,953
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	A	3,500,000	3,123,330
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	531,540
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A	640,000	720,128
Ser. C, 5.375%, 1/1/39	A2	1,250,000	1,395,425
Ser. C, 5.25%, 1/1/28	A2	1,320,000	1,504,391
Ser. C, 5.25%, 1/1/27	A2	2,125,000	2,432,976
Ser. D, 5.00%, 1/1/42	A	850,000	957,704
Ser. G, 5.00%, 1/1/37	A	400,000	455,756
Chicago, Sales Tax Rev. Bonds, 5.00%, 1/1/34	AA	1,500,000	1,644,390
Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5.25%, 12/1/49	AA	3,000,000	3,322,680
Chicago, Waste Wtr. Transmission Rev. Bonds
Ser. C, 5.00%, 1/1/39	A	900,000	975,348
(2nd Lien), 5.00%, 1/1/39	A	1,835,000	1,978,956
Ser. A, NATL, zero %, 1/1/24	A+	1,600,000	1,334,944
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	645,000	686,873
5.00%, 11/1/39	A	1,080,000	1,179,068
Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/21	AA	2,000,000	2,197,220
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,500,000	2,756,350
(IL Rush U. Med. Ctr.), Ser. D, U.S. Govt. Coll.,
6.625%, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,490,000	1,610,511
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,540,254
(Alexian), Ser. A, AGM, 5.25%, 1/1/22
(Prerefunded 4/14/18)	A2	3,775,000	3,846,650
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,000,000	1,043,430
5.00%, 1/1/41	Baa3	500,000	520,010
5.00%, 2/1/39	Baa3	300,000	312,546
5.00%, 11/1/36	Baa3	6,000,000	6,324,360
5.00%, 11/1/34	Baa3	1,000,000	1,060,970
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	700,000	739,984
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	375,000	401,419
(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	400,000	444,184
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	A/F	1,025,000	1,135,362
(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	509,895
Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	1,012,252

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn)
NATL, FGIC, zero %, 12/1/21	AA+	$1,805,000	$1,682,477
U.S. Govt. Coll., NATL, zero %, 12/1/21
(Escrowed to maturity)	AA+	145,000	136,312
NATL, FGIC, zero %, 12/1/20	AA+	1,495,000	1,424,690
U.S. Govt. Coll., NATL, zero %, 12/1/20
(Escrowed to maturity)	AA+	155,000	148,526
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	A	12,000,000	7,248,120
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds (Green Bond), Ser. E, 5.00%, 12/1/30	AA+	1,310,000	1,543,088
Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	4,150,000	4,680,868
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A,
NATL, zero %, 4/1/25	A	1,870,000	1,475,673
			79,292,535
Indiana (0.7%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	180,000	203,296
IN State Fin. Auth. Rev. Bonds
(BHI Sr. Living), 5.75%, 11/15/41	BBB+/F	1,000,000	1,093,840
(Duke Energy Ind.), Ser. C, 4.95%, 10/1/40	Aa3	1,000,000	1,059,960
U. Southern IN Rev. Bonds (Student Fee), Ser. J, AGC,
5.75%, 10/1/28 (Prerefunded 10/1/19)	AA	1,000,000	1,087,020
			3,444,116
Kentucky (1.2%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,000,000	1,128,480
Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	290,000	293,529
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	2,750,000	3,184,940
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/32	A+	1,030,000	1,156,855
5.00%, 7/1/31	A+	385,000	434,153
			6,197,957
Louisiana (0.1%)
LA State Pub. Fac. Auth. Rev. Bonds (Ochsner Clinic
Foundation), 5.00%, 5/15/47	A3	650,000	724,672
			724,672
Maryland (0.1%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	650,000	694,103
			694,103
Massachusetts (5.4%)
MA State VRDN (Construction Loan), Ser. A,
0.90%, 3/1/26	VMIG1	2,000,000	2,000,000
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	2,500,000	2,673,400

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	$575,000	$649,158
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/26	B–/P	960,369	991,274
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	Baa3	500,000	556,855
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	395,000	420,655
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	780,000	839,218
(Loomis Cmntys.), Ser. A, 5.75%, 1/1/28	BBB–	1,100,000	1,256,673
(Carleton-Willard Village), 5.625%, 12/1/30	A–	750,000	798,788
(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	51,190	51,195
(Berklee College of Music), 5.25%, 10/1/41	A2	2,000,000	2,258,800
(Emerson College), Ser. A, 5.00%, 1/1/40	BBB+	270,000	280,071
(Emerson College), Ser. A, U.S. Govt. Coll., 5.00%,
1/1/40 (Prerefunded 1/1/20)	BBB+	2,730,000	2,953,942
(Suffolk U.), 5.00%, 7/1/34	Baa2	625,000	717,294
(Intl. Charter School), 5.00%, 4/15/33	BBB	1,000,000	1,101,080
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	254,614	15,796
MA State Edl. Fin. Auth. Rev. Bonds
(Ed. Loan — Issue 1)
5.00%, 1/1/27	AA	800,000	909,600
4.375%, 1/1/32	AA	445,000	470,045
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Care Group), Ser. B-2, NATL, 5.375%, 2/1/26
(Prerefunded 8/1/18)	A	700,000	722,463
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	3,250,000	3,550,690
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35%, 12/1/42	Aa2	830,000	880,713
MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5.125%, 7/1/41	A	2,855,000	3,104,242
			27,201,952
Michigan (6.4%)
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	222,425	217,569
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM,
6.00%, 5/1/29	Aa1	1,000,000	1,229,980
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B
AGM, 6.25%, 7/1/36	AA	5,000	5,368
AGM, U.S. Govt. Coll., 6.25%, 7/1/36
(Prerefunded 7/1/19)	AA	1,420,000	1,539,479
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	500,000	551,085
Great Lakes, Wtr. Auth. Swr. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), Ser. C,
5.00%, 7/1/36	Baa1	910,000	1,018,436
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	2,445,000	2,786,615
Kentwood, Economic Dev. Rev. Bonds
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,750,000	1,838,218

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), 5.00%, 11/15/41	A	$1,800,000	$2,009,358
Ser. H-1, 5.00%, 10/1/39	AA–	1,575,000	1,752,644
(MidMichigan Hlth.), 5.00%, 6/1/39	A1	1,000,000	1,123,910
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,100,000	1,224,883
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	1,900,000	2,119,792
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	1,000,000	1,115,680
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	100,000	111,229
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	850,000	948,694
(Detroit), Ser. C-3, 5.00%, 4/1/27	A2	750,000	873,555
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6.125%, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,695,450
(Henry Ford Hlth.), 5.75%, 11/15/39
(Prerefunded 11/15/19)	A	2,000,000	2,184,620
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/31	A1	390,000	390,573
MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.),
Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,093,575
MI State Strategic Fund Ltd. Rev. Bonds
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,650,000	1,949,195
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)
5.50%, 6/1/47	BB+/F	675,000	704,619
5.25%, 6/1/32	BB+/F	320,000	334,534
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
6.00%, 6/1/34	B–	575,000	570,009
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/21	A2	2,000,000	2,258,260
			32,647,330
Minnesota (1.0%)
Moorhead, Edl. Fac. Rev. Bonds (Concordia College
Corp.), 5.00%, 12/1/40	Baa1	500,000	557,220
Rochester, Hlth. Care Fac. VRDN (Mayo Clinic), Ser. B,
0.87%, 11/15/38	VMIG1	2,000,000	2,000,000
St. Cloud, Hlth. Care Rev. Bonds (CentraCare Hlth.
Syst.), Ser. A, 5.125%, 5/1/30	A1	160,000	172,731
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), Ser. A,
5.00%, 7/1/33	A2	2,000,000	2,287,140
			5,017,091

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Mississippi (0.9%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	$1,445,000	$1,449,566
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. B,
0.94%, 12/1/30	VMIG1	775,000	775,000
Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.50%, 9/1/32	Baa2	2,000,000	2,084,060
			4,308,626
Missouri (1.4%)
MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The))
Ser. C, 0.88%, 9/1/30	VMIG1	4,000,000	4,000,000
Ser. D, 0.88%, 9/1/30	VMIG1	3,000,000	3,000,000
			7,000,000
Nebraska (0.2%)
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5.625%, 1/1/40	AA/F	925,000	991,563
			991,563
Nevada (1.1%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,565,000	1,806,855
Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 1.01%, 6/1/42	VMIG1	3,935,000	3,935,000
			5,741,855
New Hampshire (0.9%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,118,650
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	500,000	550,950
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,500,000	2,789,425
			4,459,025
New Jersey (8.6%)
Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,463,215
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	500,000	557,415
Ser. WW, 5.25%, 6/15/32	Baa1	1,500,000	1,665,705
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	812,168
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	400,000	445,932
Ser. B, 5.00%, 11/1/26	Baa1	4,500,000	5,144,040
5.00%, 6/15/26	Baa1	500,000	542,145
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	3,900,000	4,175,652
Ser. B, 5.60%, 11/1/34	A1	500,000	540,200
NJ State Edl. Fac. Auth. Rev. Bonds
(Georgian Court U.), Ser. D
5.25%, 7/1/37	Baa3	1,000,000	1,001,450
5.25%, 7/1/27	Baa3	500,000	501,105
NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5.00%, 12/1/22	Aaa	2,500,000	2,816,750

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	$2,750,000	$2,851,310
(St. Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,529,640
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/37	A+	1,000,000	1,165,750
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	A+	700,000	820,512
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	1,900,000	2,125,416
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	1,000,000	1,129,000
(Trans. Syst.), Ser. A, zero %, 12/15/30	Baa1	10,000,000	5,789,200
South Jersey, Port Corp. Rev. Bonds (Marine Term.),
Ser. S-1, 5.00%, 1/1/34	Baa1	1,000,000	1,082,040
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5.00%, 6/1/41	B	2,000,000	1,925,000
4.75%, 6/1/34	BB–	3,000,000	2,912,730
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	2,300,000	2,553,299
			43,549,674
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	1,460,000	1,515,699
			1,515,699
New York (8.9%)
Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6.875%, 7/1/40
(Prerefunded 7/1/18)	AAA/P	320,000	332,272
Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5.25%, 10/1/35	A3	2,000,000	2,562,020
Metro. Trans. Auth. Dedicated Tax Fund FRN
Mandatory Put Bonds (6/1/22), Ser. A-2A,
1.37%, 11/1/26	AA	3,940,000	3,941,537
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5%, 6/15/31 T	Aa1	10,000,000	11,249,450
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6.00%, 6/1/43	A3	120,000	120,210
NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00%, 3/15/43	AAA	4,000,000	4,510,160
NY State Dorm. Auth. Lease Rev. Bonds
(State U. Dorm Fac.), Ser. A, 5.00%, 7/1/35	Aa2	1,000,000	1,117,850
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.), FHL
Banks Coll., U.S. Govt. Coll., 6.25%, 12/1/37
(Prerefunded 12/1/18)	Baa3	1,800,000	1,899,684
NY State Dorm. Auth. Rev. Bonds, Ser. C,
5%, 3/15/31T	Aaa	5,000,000	5,604,601

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Rev. Bonds, Ser. A Group C,
5%, 3/15/42 T	Aaa	$10,928,825	$12,703,979
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	1,000,000	1,102,790
			45,144,553
North Carolina (0.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,000,000	1,065,260
NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.00%, 11/1/33
(Prerefunded 11/1/18)	A–/F	805,000	844,759
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Presbyterian Homes), Ser. C, 5.00%, 10/1/36	A–/F	550,000	612,871
NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Salemtowne), 5.25%, 10/1/37	BB/P	2,000,000	2,117,980
			4,640,870
Ohio (7.5%)
American Muni. Pwr., Inc. Rev. Bonds (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/30	A	1,250,000	1,457,088
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	1,160,000	1,159,907
Ser. A-3, 6.25%, 6/1/37	B–	2,225,000	2,214,921
Ser. A-2, 6.00%, 6/1/42	B3	1,500,000	1,430,355
Ser. A-2, 5.75%, 6/1/34	B–	8,825,000	8,303,619
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB–	1,125,000	1,247,546
Lake Cnty., Hosp. Fac. Rev. Bonds
(Lake Hosp. Syst., Inc.), Ser. C
6.00%, 8/15/43	A3	495,000	510,890
U.S. Govt. Coll., 6.00%, 8/15/43
(Prerefunded 8/15/18)	AAA/P	2,605,000	2,704,589
OH State Air Quality Dev. Auth. FRB
(Columbus Southern Pwr. Co.), Ser. B,
5.80%, 12/1/38	A2	2,000,000	2,136,320
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College)
5.00%, 7/1/44	A+	3,265,000	3,517,776
U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	1,735,000	1,904,440
OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	700,000	775,964
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic
Hlth. Syst.), Ser. A
5.00%, 1/1/31	Aa2	2,780,000	3,369,694
4.00%, 1/1/34	Aa2	1,250,000	1,346,350
OH State Private Activity Rev. Bonds
(Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,268,910

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1
5.25%, 2/15/33	A1	$225,000	$263,102
5.25%, 2/15/32	A1	950,000	1,111,396
Scioto Cnty., Hosp. Rev. Bonds
(Southern OH Med. Ctr.)
5.00%, 2/15/33	A2	605,000	689,960
5.00%, 2/15/32	A2	745,000	855,484
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB/F	625,000	687,169
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	120,000	129,008
Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group)
5.00%, 7/1/33	A	500,000	554,875
5.00%, 7/1/32	A	250,000	278,390
			37,917,753
Oregon (1.1%)
Keizer, Special Assmt. Bonds (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	1,705,000	1,739,202
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BBB/F	650,000	715,176
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5.75%,
7/1/39 (Prerefunded 7/1/19)	Aa3	1,250,000	1,344,900
Salem, Hosp. Fac. Auth. Rev. Bonds (Salem Hlth.),
Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,716,240
			5,515,518
Pennsylvania (5.4%)
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Immaculata U.), 5.00%, 11/1/46	BB/F	2,000,000	2,006,240
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	200,000	223,240
5.00%, 1/1/31	BBB+/F	1,000,000	1,122,270
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A1	450,000	513,608
Delaware River Port Auth. PA & NJ Rev. Bonds, Ser. D,
5.00%, 1/1/40	A	1,200,000	1,286,676
Doylestown, Hosp. Auth. Rev. Bonds
(Doylestown Hosp.), Ser. A, 5.00%, 7/1/41	Baa2	1,650,000	1,781,010
Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5.50%, 3/15/38
(Prerefunded 9/15/18)	BB+	725,000	752,456
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5.375%, 7/1/42	A2	1,000,000	1,078,040
Geisinger, Auth. Rev. Bonds (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	Aa2	250,000	287,898
Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A, 5.50%,
8/15/40 (Prerefunded 8/15/18)	A3	1,250,000	1,293,413
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Amtrak), Ser. A, 5.00%, 11/1/32	A1	1,000,000	1,099,970

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	$500,000	$525,520
(St. Joseph’s U.), Ser. A, 5.00%, 11/1/40	A–	3,000,000	3,263,286
(Philadelphia U.), 5.00%, 6/1/30	BBB+	2,250,000	2,256,593
(Philadelphia U.), 5.00%, 6/1/22	BBB+	860,000	862,632
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	900,000	924,849
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/32	AA	2,030,000	2,261,319
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	1,350,000	1,525,325
Ser. A, 5.00%, 12/1/38	A1	1,000,000	1,143,150
Philadelphia, Gas Wks. Rev. Bonds, 5.00%, 8/1/32	A	1,000,000	1,152,980
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,324,776
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	450,000	537,566
			27,222,817
Rhode Island (0.6%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	2,750,000	2,842,730
			2,842,730
South Carolina (3.5%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	3,000,000	3,439,200
Ser. A, 5.50%, 12/1/54	A1	3,000,000	3,389,340
Ser. E, 5.25%, 12/1/55	A1	1,950,000	2,204,436
Ser. A, 5.00%, 12/1/55	A1	2,000,000	2,213,620
Ser. A, 5.00%, 12/1/50	A1	3,500,000	3,876,285
Ser. C, 5.00%, 12/1/46	A1	2,500,000	2,759,700
			17,882,581
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6.00%, 7/1/38	Baa1	3,450,000	3,715,685
			3,715,685
Texas (20.4%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A
5.00%, 12/1/36	BBB–	500,000	553,240
PSFG, 5.00%, 12/1/36	AAA	915,000	1,064,721
PSFG, 5.00%, 12/1/35	AAA	500,000	583,175
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/35 ##	A3	580,000	668,607
5.00%, 10/1/34 ##	A3	530,000	612,924
Brazos River Harbor Naval Dist. Env. Rev. FRN (Dow
Chemical Co.), Ser. A-4, 5.95%, 5/15/33	BBB	400,000	418,716

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Texas cont.
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	$425,000	$471,159
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(IDEA Pub. Schools), 5.00%, 8/15/28	BBB+	300,000	349,608
Dallas, Area Rapid Transit Rev. Bonds (Sr. Lien),
5%, 12/1/33 T	Aa1	26,000,000	27,109,306
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	3,000,000	3,458,640
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	1,044,020
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa3	800,000	856,144
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.92%, 12/1/24	A-1+	5,000,000	5,000,000
Houston Independent School District
(Harris County Texas) LTD. Tax Bonds,
5.00%, 2/15/34 T	Aaa	5,000,000	5,923,463
5.00%, 2/15/35 T	Aaa	5,000,000	5,923,463
5.00%, 2/15/42 T	Aaa	5,000,000	5,923,463
Houston, Util. Syst. Rev. Bonds, Ser. A,
5.00%, 11/15/33	AA	1,500,000	1,659,480
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5.25%, 11/1/40	A3	1,750,000	1,923,250
Love Field, Gen. Arpt. Modernization
Corp. Rev. Bonds
5.00%, 11/1/36	A1	1,000,000	1,143,120
5.00%, 11/1/35	A1	1,000,000	1,138,980
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5.00%, 5/15/33	A	700,000	809,872
Matagorda Cnty., Poll. Control Rev. Bonds
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,500,000	1,674,375
New Caney Independent School District GO Bonds,
5%, 2/15/47 T	Aaa/F	6,600,000	7,668,660
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	522,820
(Collegiate Hsg.-College Station I, LLC), AGM,
5.00%, 4/1/46	AA	2,100,000	2,269,470
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	1,000,000	1,070,770
North TX, Thruway Auth. Rev. Bonds, Ser. B, zero %,
9/1/43 (Prerefunded 9/1/31)	AA+	2,000,000	566,220
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	4,000,000	5,034,360
(1st Tier), Ser. A, 6.00%, 1/1/25	A1	160,000	161,309
Ser. D, AGC, zero %, 1/1/28	AA	7,800,000	5,832,762
Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	282,000	395
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	814,000	1,140
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(6/1/21), Ser. B, 2.00%, 2/1/33	Aa2	1,000,000	1,008,630

Municipal Opportunities Trust 35

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5.25%, 11/15/37	A/F	$615,000	$615,940
Ser. B, 5.00%, 11/15/46	A/F	2,000,000	2,225,740
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,693,725
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/55	Baa3	2,000,000	2,184,620
TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5.00%, 8/15/41	A3	2,500,000	2,776,600
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A
5.00%, 9/1/40	BBB	300,000	335,850
5.00%, 9/1/39	BBB	245,000	274,674
5.00%, 9/1/35	BBB	505,000	571,105
			103,124,516
Utah (0.2%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	1,000,000	1,016,830
			1,016,830
Vermont (0.3%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/36	A3	1,250,000	1,415,625
			1,415,625
Virginia (0.5%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	425,000	474,143
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	2,100,000	2,226,084
			2,700,227
Washington (4.0%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds
(Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,000,000	3,458,370
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	875,000	975,993
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	1,300,000	1,433,770
Seattle, Muni. Light & Pwr. Rev. Bonds, Ser. C,
4.00%, 9/1/47	Aa2	3,000,000	3,180,150
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5%, 6/1/28 T	Aa1	5,000,000	5,603,948
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	2,125,000	2,307,941
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 1.933%, 1/1/42	A	1,500,000	1,505,805
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), 5.50%, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,200,000	1,352,088
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	388,579
			20,206,644

36 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.7%)* cont.	Rating**	Principal amount	Value
West Virginia (0.9%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds
(Allegheny Energy), Ser. D, 5.50%, 10/15/37	Baa2	$3,450,000	$3,454,623
WV State Hosp. Fin. Auth. Rev. Bonds
(Thomas Hlth. Syst.), 6.75%, 10/1/43	B+/P	935,000	952,485
			4,407,108
Wisconsin (0.8%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	350,000	382,907
WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	235,000	252,016
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,500,000	1,604,505
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	831,390
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	430,000	469,857
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds
(Mary’s Woods at Marylhurst), Ser. A
5.25%, 5/15/42	BB/F	250,000	269,225
5.25%, 5/15/37	BB/F	250,000	270,968
			4,080,868
Wyoming (0.4%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin
Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	2,000,000	2,121,060
			2,121,060

TOTAL INVESTMENTS
Total investments (cost $668,545,223)	$713,283,281

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2017 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $506,778,614.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $119,942,892 to cover tender option bonds.

Municipal Opportunities Trust 37

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	21.6%
Health care	20.2
Tax bonds	17.2
Transportation	17.2
Prerefunded	13.2
Local debt	12.8
Education	11.8
State debt	10.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$713,272,704	$10,577
Totals by level	$—	$713,272,704	$10,577

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38 Municipal Opportunities Trust

Statement of assets and liabilities 10/31/17 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $668,545,223)	$713,283,281
Cash	110,877
Interest and other receivables	9,523,355
Receivable for investments sold	259,387
Prepaid assets	35,195
Total assets	723,212,095

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	1,282,591
Payable for compensation of Manager (Note 2)	922,791
Payable for custodian fees (Note 2)	2,584
Payable for investor servicing fees (Note 2)	42,434
Payable for Trustee compensation and expenses (Note 2)	251,059
Payable for administrative services (Note 2)	2,132
Payable for floating rate notes issued (Note 1)	72,908,110
Distributions payable to shareholders	2,084,855
Distributions payable to preferred shareholders (Note 1)	16,775
Other accrued expenses	195,150
Total liabilities	77,708,481
Series B remarketed preferred shares: (2,876 shares authorized and issued at $25,000 per
share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000 per
share) (Note 4)	66,825,000
Net assets	$506,778,614

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$462,039,672
Undistributed net investment income (Note 1)	1,298,430
Accumulated net realized loss on investments (Note 1)	(1,297,546)
Net unrealized appreciation of investments	44,738,058
Total — Representing net assets applicable to common shares outstanding	$506,778,614

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($506,778,614 divided by 38,088,900 shares)	$13.31

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of operations Six months ended 10/31/17 (Unaudited)

INVESTMENT INCOME
Interest income	$15,156,894
Total investment income	15,156,894

EXPENSES
Compensation of Manager (Note 2)	1,875,423
Investor servicing fees (Note 2)	126,096
Custodian fees (Note 2)	5,946
Trustee compensation and expenses (Note 2)	11,318
Administrative services (Note 2)	6,496
Interest and fees expense (Note 2)	391,057
Legal	407,995
Other	72,686
Total expenses	2,897,017
Expense reduction (Note 2)	(22,032)
Net expenses	2,874,985

Net investment income	12,281,909

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	7,292,591
Net unrealized appreciation of investments during the period	2,044,424
Net gain on investments	9,337,015

Net increase in net assets resulting from operations	$21,618,924

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
From tax exempt net investment income	(1,112,550)
Net increase in net assets resulting from operations (applicable to common shareholders)	20,506,374

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Statement of changes in net assets

INCREASE/DECREASE IN NET ASSETS	Six months ended 10/31/17*	Year ended 4/30/17
Operations
Net investment income	$12,281,909	$26,277,566
Net realized gain on investments	7,292,591	5,307,155
Net unrealized appreciation (depreciation) of investments	2,044,424	(32,037,962)
Net increase (decrease) in net assets resulting
from operations	21,618,924	(453,241)

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(6,840)
From tax exempt net investment income	(1,112,550)	(1,765,002)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	20,506,374	(2,225,083)

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(404,941)
From tax exempt net investment income	(12,363,657)	(25,565,581)

Increase from preferred share tender offer (Note 4)	4,112,813	—
Decrease from capital shares repurchased (Note 5)	—	(304,197)
Total increase (decrease) in net assets	12,255,530	(28,499,802)

NET ASSETS
Beginning of period	494,523,084	523,022,886
End of period (including undistributed net investment
income of $1,298,430 and $2,492,728, respectively)	$506,778,614	$494,523,084

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	38,088,900	38,114,466
Shares repurchased (Note 5)	—	(25,566)
Common shares outstanding at end of period	38,088,900	38,088,900

Series B remarketed preferred shares outstanding at
beginning of period	3,417	3,417
Shares repurchased (Note 4)	(541)	—
Series B remarketed preferred shares outstanding at
end of period	2,876	3,417

Series C remarketed preferred shares outstanding at
beginning of period	3,737	3,737
Shares repurchased (Note 4)	(1,064)	—
Series C remarketed preferred shares outstanding at
end of period	2,673	3,737

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 41

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	10/31/17	4/30/17	4/30/16	4/30/15	4/30/14	4/30/13
Net asset value, beginning of period
(common shares)	$12.98	$13.72	$13.35	$12.73	$13.54	$12.97
Investment operations:
Net investment income[a]	.32	.69	.74	.73	.73	.73
Net realized and unrealized
gain (loss) on investments	.25	(.70)	.32	.53	(.88)	.56
Total from investment operations	.57	(.01)	1.06	1.26	(.15)	1.29
Distributions to preferred shareholders:
From net investment income	(.03)	(.05)	(.01)	—[f]	(.01)	(.01)
Total from investment operations
(applicable to common shareholders)	.54	(.06)	1.05	1.26	(.16)	1.28
Distributions to common shareholders:
From net investment income	(.32)	(.68)	(.71)	(.71)	(.70)	(.71)
Total distributions	(.32)	(.68)	(.71)	(.71)	(.70)	(.71)
Increase from shares repurchased	—	—[f]	.03	.07	.05	—
Increase from preferred shares
tender offer	.11	—	—	—	—	—
Net asset value, end of period
(common shares)	$13.31	$12.98	$13.72	$13.35	$12.73	$13.54
Market price, end of period
(common shares)	$12.44	$12.27	$13.10	$12.10	$11.61	$12.66
Total return at market price (%)
(common shares)[b]	4.02*	(1.19)	14.76	10.64	(2.40)	5.22

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$506,779	$494,523	$523,023	$522,103	$523,721	$580,643
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,e]	.57*h	1.12[g]	.97	.96	.99	.94
Ratio of net investment income
to average net assets (%)[d]	2.21*	4.80	5.48	5.50	5.89	5.40
Portfolio turnover (%)	17*	22	18	12	11	13

(Continued on next page)

42 Municipal Opportunities Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

October 31, 2017	0.08%
April 30, 2017	0.10
April 30, 2016	0.05
April 30, 2015	0.05
April 30, 2014	0.05
April 30, 2013	0.05

f Amount represents less than $0.01 per share.

g Includes 0.10% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

h Includes 0.04% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 43

Notes to financial statements 10/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2017 through October 31, 2017.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

44 Municipal Opportunities Trust

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $112,889,076 were held by the TOB trust and served as collateral for $72,908,110 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $229,327 for these investments based on an average interest rate of 0.86%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2017, the fund had a capital loss carryover of $6,063,521 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$4,848,013	N/A	$4,848,013	April 30, 2018
1,215,508	N/A	1,215,508	April 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $666,169,163,

Municipal Opportunities Trust 45

resulting in gross unrealized appreciation and depreciation of $49,224,704 and $(2,110,586), respectively, or net unrealized appreciation of $47,114,118.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2017 was 1.508% for Series B and 1.508% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets.
0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets		net assets.
0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets		net assets,
0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.283% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

46 Municipal Opportunities Trust

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $22,032 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$116,015,020	$120,582,839
U.S. government securities (Long-term)	—	—
Total	$116,015,020	$120,582,839

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Municipal Opportunities Trust 47

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

From July 10, 2017 through August 4, 2017, the fund repurchased 541 Series B and 1,064 Series C shares pursuant to an issuer tender offer at an aggregate purchase price of $12,138,688 and $23,873,500, respectively.  The tender offer purchase price represented 89.75% of the liquidation preference of the Series B and Series C Remarketed Preferred shares and resulted in a $4,112,813 increase to the net assets of the fund.

Note 5: Shares repurchased

In September 2017, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period ended, the fund did not repurchase any common shares.

For the previous fiscal year, the fund repurchased 25,566 common shares for an aggregate purchase price of $304,197, which reflected a weighted-average discount from net asset value per share of 8.89%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned 1,060 shares of the fund (0.003% of the fund’s common shares outstanding), valued at $14,109.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

48 Municipal Opportunities Trust

Shareholder meeting results (Unaudited)

August 24, 2017

With respect to the election of two Trustees to be voted on by the fund’s preferred shareholders voting as a separate class, the results were as follows:

	Votes for	Votes against	Abstentions
Robert E. Patterson	802	—	245
George Putnam, III	802	—	245

All tabulations are rounded to the nearest whole number.

Municipal Opportunities Trust 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

50 Municipal Opportunities Trust

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Municipal Opportunities Trust 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

52 Municipal Opportunities Trust

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA701 308575 12/17

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 – May 31, 2017	—	—	—	3,785,881
June 1 – June 30, 2017	—	—	—	3,785,881
July 1 – July 31, 2017	—	—	—	3,785,881
August 1 – August 31, 2017	—	—	—	3,785,881
September 1 – September 30, 2017	—	—	—	3,785,881
October 1 – October 9, 2017	—	—	—	3,785,881
October 10 – October 31, 2017	—	—	—	3,808,890

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2016, which was in effect between October 8, 2016 and October 7, 2017, allowed the fund to repurchase up to 3,811,447 of its shares. The program renewed by the Board in September 2017, which is in effect between October 10, 2017 and October 9, 2018, allows the fund to repurchase up to 3,808,890 of its shares.

**	Information prior to October 9, 2017 is based on the total number of shares eligible for repurchase under the program, as amended through September 2016. Information from October 10, 2017 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2017.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017